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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2002

                              --------------------

                          SPINNAKER EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                001-16009                                76-0560101
                ---------                                ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)


      1200 Smith Street, Suite 800
            Houston, Texas                                     77002
            --------------                                     -----
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (713) 759-1770

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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are furnished with this report:
         --------

Exhibit No.                          Description
-----------                          -----------
   99.1 Certification of Chief Executive Officer of Spinnaker Exploration Company pursuant to 18 U.S.C. (S)1350

   99.2 Certification of Chief Financial Officer of Spinnaker Exploration Company pursuant to 18 U.S.C. (S)1350


Item 9.  Regulation FD Disclosure.

     On August 13, 2002, the certifications furnished herewith by each of the Chief Executive Officer and the Chief Financial Officer of Spinnaker Exploration Company (the "Company") accompanied the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 in accordance with 18 U.S.C. (S) 1350.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SPINNAKER EXPLORATION COMPANY

Date:    August 13, 2002        By:    /s/ JEFFREY C. ZARUBA
     ----------------------            -----------------------------------------
                                Name:  Jeffrey C. Zaruba
                                Title: Vice President, Treasurer and
                                       Assistant Secretary


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